Exhibit 23.1

                         Consent of Independent Auditors

     We consent to the incorporation by reference in the following Registration Statement of Environmental Elements Corporation of our report dated May 23, 2003, with respect to the financial statements and schedule of Environmental Elements Corporation included in the Annual Report on Form 10-K for the year ended March 31, 2003:

     Registration Statement Number                      Description
     -----------------------------                      -----------
     333-83416                                          S-8


/s/ Ernst & Young LLP
----------------------------------
Baltimore, Maryland
June 26, 2003